UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      February 18, 1999 (February 18, 1999)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-9076                13-3295276
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  (State or other jurisdiction   (Commission             (IRS Employer
       of incorporation)         File Number)          Identification No.)



    l700 East Putnam Avenue, Old Greenwich, Connecticut      06870-0811
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          (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
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



                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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          The text of a speech delivered on February 18, 1999 by
Thomas C. Hays, Chairman and Chief Executive Officer of Registrant, and
Tom V. Wilen, Executive Vice President and Chief Operating Officer of Jim Beam Brands Worldwide, Inc., a wholly-owned subsidiary of Registrant, at the 1999 Consumer Analyst Group of New York (CAGNY) Conference in Naples, Florida is filed herewith as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                   20. Text of speech delivered on February 18, 1999 by Thomas C. Hays, Chairman and Chief Executive Officer of Registrant, and Tom V. Wilen, Executive Vice President and Chief Operating Officer of Jim Beam Brands Worldwide, Inc.



                                    SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FORTUNE BRANDS, INC.
                                              --------------------
                                                  (Registrant)


                                             By  /s/ Mark A. Roche
                                               --------------------------------
                                               Mark A. Roche
                                               Senior Vice President
                                               and General Counsel



Date:  February 18, 1999

                                  EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


  20.      Text of speech delivered on
           February 18, 1999 by
           Thomas C. Hays, Chairman
           and Chief Executive Officer
           of Registrant, and Tom V. Wilen,
           Executive Vice President and
           Chief Operating Officer of Jim Beam
           Brands Worldwide, Inc.